UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 5, 2011

MINDSPEED TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-31650 (Commission File Number)	01-0616769 (I.R.S. Employer Identification No.)
4000 MacArthur Boulevard, East Tower
Newport Beach, California 92660-3095
(Address of Principal Executive Offices) (Zip Code)
(949) 579-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 5, 2011, at the 2011 annual meeting of stockholders (the “Annual Meeting”) of Mindspeed Technologies, Inc. (the “Company”), the Company’s stockholders approved an amended and restated Mindspeed Technologies, Inc. 2003 Long-Term Incentives Plan (the “2003 LTIP”), which, among other things, increases the number of shares of the Company’s common stock reserved for issuance under the 2003 LTIP from 6,675,000 shares to 9,694,284.
The foregoing description of the amendments to the 2003 LTIP is only a summary and is qualified in its entirety by the full text of the 2003 LTIP, as amended and restated, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 18, 2011.
The results are as follows:
Proposal 1: Election of three (3) directors each for a term of three (3) years:

	FOR	WITHHELD	BROKER NON-VOTES
Michael T. Hayashi	15,864,196	1,185,793	10,572,796
Ming Louie	15,873,745	1,176,244	10,572,796
Thomas A. Madden	15,707,990	1,341,999	10,572,796
Messrs. Hayashi, Louie and Madden were each elected.
Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,975,198	1,181,004	466,583	N/A
The foregoing proposal was approved.
Proposal 3: Approval of an amended and restated 2003 LTIP:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,346,765	1,624,112	79,112	10,572,796
The foregoing proposal was approved.

Proposal 4: An advisory vote on executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,031,630	4,949,583	68,776	10,572,796
The foregoing proposal was approved, on an advisory basis.
Proposal 5: An advisory vote on the frequency of holding the advisory vote on executive compensation:

3 YEARS	2 YEARS	1 YEAR	ABSTAIN	BROKER NON-VOTES
8,593,047	294,079	7,895,302	267,561	10,572,796
The option of holding the advisory vote on executive compensation once every three (3) years was approved, on an advisory basis, by more than fifty percent (50%) of the votes cast on the proposal.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit	Description

10.1	Mindspeed Technologies, Inc. 2003 Long-Term Incentives Plan, as amended and restated.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.
Date: April 8, 2011	By:	/s/ Brandi R. Steege
Brandi R. Steege
Vice President, Legal, and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Mindspeed Technologies, Inc. 2003 Long-Term Incentives Plan, as amended and restated.